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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 1999


                         MICHIGAN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
         (State or other jurisdiction of incorporation or organization)



           0-7515                                      38-2011532
  (Commission File Number)                  (IRS Employer Identification No.)



    101 West Washington Street, Marquette, Michigan      49855
       (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (906) 228-6940


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                           Information to be Included
                                  In the Report


Item 5.     Other Events.

            On November 2, 1999, Michigan Financial Corporation ("MFC") executed an Agreement and Plan of Reorganization with Wells Fargo & Company ("Wells Fargo") (the "Agreement") providing for the merger of a wholly-owned subsidiary of Wells Fargo ("Merger Sub") with and into MFC (the "Merger"). As a result of the Merger, MFC will become a wholly-owned subsidiary of Wells Fargo and each share of common stock of MFC ("MFC Common Stock") outstanding immediately prior to the Effective Time of the Merger shall be exchanged for the number of shares of common stock of Wells Fargo, $1-2/3 par value per share ("Wells Fargo Common Stock"), determined by dividing 4,418,605 by the number of shares of MFC Common Stock then outstanding.

            As of the date of this Form 8-K, there were 6,464,961 shares of MFC Common Stock outstanding. The maximum number of shares of MFC Common Stock that would be outstanding as of the effective date of the Merger if all options, warrants, conversion rights and other rights with respect thereto were exercised is 6,724,894.

            Consummation of the Merger is subject to the satisfaction of certain conditions, including approval of MFC's shareholders, registration under the Securities Act of 1933, as amended, of the shares of Wells Fargo Common Stock to be issued in the Merger, listing of the shares of Wells Fargo Common Stock on the New York Stock Exchange and the Chicago Stock Exchange and receipt of all required approvals by all governmental agencies of the transactions contemplated by the Agreement. It is expected that consummation of the Merger will occur as soon as practicable after the satisfaction of all such conditions.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits. The following exhibits are filed as part of this report:

            Exhibit Number                        Description
            --------------                        -----------

                 2.1 Agreement and Plan of Reorganization dated November 2, 1999 by and between Michigan Financial Corporation and Wells Fargo & Company

                99.1 Press release dated November 3, 1999 announcing the execution of the Agreement between Michigan Financial Corporation and Wells Fargo & Company

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MICHIGAN FINANCIAL CORPORATION



Dated:  November 3, 1999               By:   /s/ Howard L. Cohodas
                                             -----------------------------------
                                             Howard L. Cohodas, President

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                                  EXHIBIT INDEX


            Exhibit Number                        Description
            --------------                        -----------

                 2.1 Agreement and Plan of Reorganization dated November 2, 1999 by and between Michigan Financial Corporation and Wells Fargo & Company

                99.1 Press release dated November 3, 1999 announcing the execution of the Agreement between Michigan Financial Corporation and Wells Fargo & Company